                                                                   Exhibit 10(c)

                                CREDIT AGREEMENT
                                ----------------

         This CREDIT AGREEMENT (this "Agreement") is dated as of September 27, 2001 and is by and between INTERNATIONAL FLAVORS & FRAGRANCES, INC. (the "Borrower"), a corporation duly organized and validly existing under the laws of the State of New York, and BANK OF TOKYO-MITSUBISHI TRUST COMPANY, a trust company organized under the laws of the State of New York (the "Bank").

         The Borrower desires the Bank to lend certain sums to the Borrower and the Bank agrees to extend credit to the Borrower, in accordance with the terms and conditions set forth herein.

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby confirmed and acknowledged, the Borrower and the Bank hereby agree as follows:

         Section 1.   Definitions and Interpretation.
                      ------------------------------

               As used herein, the following terms shall have the meanings set forth below:

               (a)   "Affiliate" shall mean, with respect to any Person, any
                      ---------
other Person that, directly or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, such first Person.

               (b)   "Agreement Date" shall mean the date first set above, such
                      --------------
date being the date as of which this Agreement was executed and delivered by the parties hereto.

               (c)   "Applicable Law" shall mean anything in Section 15 to the
                      --------------
contrary notwithstanding, (i) all applicable common law and principles of equity and (ii) all applicable provisions of all (A) constitutions, statutes, rules, regulations and orders of governmental bodies, (B) Governmental Approvals and
(C) orders, decisions, judgments and decrees of all courts (whether at law or in equity).

               (d)   "Bank's Office" shall mean Bank of Tokyo-Mitsubishi Trust
                      -------------
Company., 1251 Avenue of the Americas, 12th Floor, New York, New York
10020-1104.

               (e)   "Borrowing Date" shall mean September 27, 2001.
                      --------------

               (f)   "Business Day" shall mean any day except a day which is a
                      ------------
Saturday or a Sunday or on which commercial banks are not required or authorized to remain open for the regular transaction of business in the City of New York; provided, that, if any such day relates to a payment or prepayment of principal of or interest on, or an Interest Period for, the Term Loan or notice to the Borrower with respect to any such payment, prepayment or Interest Period, then such day must also be a day on which dealings in Yen deposits are carried out in the London interbank market.

               (g)   "Credit Agreement Related Claim" shall mean any claim
                      ------------------------------
(whether sounding in tort, or contract or otherwise) in any way related to, arising out of, or connected with, this Agreement, or the Term Loan Note whether such claim arises or is asserted before or after the Term Loan Maturity Date.

               (h)   "Capital Lease Obligations" shall mean, as to any Person,
                      -------------------------
the obligations of such Person to pay rent or other amounts under a lease of (or other agreement conveying the right to use) real and/or personal property which obligations are required to be classified and accounted for as a capital lease on a balance sheet of such Person under generally accepted accounting principles (including Statement of Financial Accounting Standards No. 13 of the Financial Accounting Standards Board) and, for purposes of this Agreement, the amount of such obligations shall be the capitalized amount thereof, determined in accordance with generally accepted accounting principles (including Statement No. 13).

               (i)   "Consolidated Subsidiary" shall mean, at any date with
                      -----------------------
respect to any Person, any Subsidiary or other entity the accounts of which would be consolidated with those of such Person in the consolidated financial statements of such Person if such statements were prepared in accordance with GAAP as of such date.

               (j)   "Default" shall mean any condition or event that
                      -------
constitutes an Event of Default or that with the giving of notice or lapse of time or both would, unless cured or waived, become an Event of Default.

               (k)   "Dollars" and the sign "$" shall each refer to the lawful
                      -------                -
currency of the United States of America.


               (l)   "EBITDA" shall mean for any period, net income (or net
                      ------
loss) plus the sum of (a) interest expense, (b) income tax expense, (c)
      ----
depreciation expense, (d) amortization expense and all other non-cash charges and (e) extraordinary or unusual losses deducted in calculating net income less extraordinary or unusual gains added in calculating net income, in each case determined in accordance with GAAP for such period.

               (m)   "Environmental Laws" shall mean as of any date the
                      ------------------
Comprehensive Environmental Response Compensation and Liability Act, the Hazardous Materials Transportation Act, the Resource Conservation and Recovery Act, the Federal Water Pollution Act, the Toxic Substances Control Act, and the Occupational Safety and Health Act, as such laws have been amended or supplemented, and any Federal, state, or local statute, ordinance, rule or regulation in effect relating to the foregoing.

               (n)   "ERISA" shall mean the Employee Retirement Income Security
                      -----
Act of 1974, as amended from time to time.

               (o)   "Event of Default" shall have the meaning ascribed to such
                      ----------------
term in Section 13 of this Agreement.

               (p)   "GAAP" shall mean generally accepted accounting principles
                      ----
in the United States.

               (q)   "Governmental Approval" shall mean any authorization,
                      ---------------------
consent, approval, license or exemption of, registration or filing with, or report or notice to, a governmental unit.

               (r)   "Guarantee" of any Person shall mean any obligation of such
                      ---------
Person directly guaranteeing any Indebtedness of any other Person or otherwise providing for the payment of any Indebtedness of any Person, provided that the term "Guarantee" shall not include endorsements for collection or deposits in the ordinary course of business. The term "Guarantee" used as a verb has a correlative meaning.

               (s)   "Indebtedness" of any Person shall mean the sum of the
                      ------------
following (without duplication): (a) all obligations of such Person for borrowed money or evidenced by bonds, debentures, notes, or other similar instruments (other than any such obligations to the extent that the liability of such Person is limited solely to the asset financed by such obligations); (b) all obligations of such Person to pay the deferred purchase price of property or services, except trade accounts payable arising in the ordinary course of business; (c) all Capital Lease Obligations of such Person (other than any such obligations to the extent that the liability of such Person is limited solely to the asset financed by such obligations); (d) all Indebtedness of others secured by a Lien on any asset of such person, whether or not such Indebtedness is assumed by such Person; (e) all Indebtedness of others Guaranteed by such Person; and (f) all reimbursement obligations of other obligations (other than contingent obligations) with respect to bankers' acceptances or letters of credit or similar instruments created or issued at the request of such Person.

               (t)   "Interest Payment Date" shall mean the date on which
                      ---------------------
interest shall be due and payable for the Interest Period, and such shall occur on the final day of the Interest Period.

               (u)   "Interest Period" shall mean the period commencing on the
                      ---------------
Borrowing Date and ending on the Term Loan Maturity Date.

               (v)   "LIBOR" shall mean, with respect to the Interest Period,
                      -----
the rate offered by The Bank of Tokyo-Mitsubishi, Ltd. through its London branch for deposits in Yen for a period approximately equal to the duration of such Interest Period which appears on Telerate page 3753 (or on such other page as may replace such LIBO Page for the purpose of displaying the London interbank offered rates of The Bank of Tokyo-Mitsubishi, Ltd.'s London branch) as of 11:00 a.m. (London time) two Business Days before the first day of such Interest Period.

               (w)   "Liability" of any Person shall mean any obligation or
                      ---------
liability, whether arising under any indenture, agreement, lease, instrument, Applicable Law or otherwise, in each case to the extent such obligation or liability does not constitute Indebtedness of such Person.

               (x)   "Lien" shall mean with respect to any property or asset (or
                      ----
any income or profits derived therefrom) of any Person, any mortgage, lien, pledge, attachment, levy, charge or other security interest or encumbrance of any kind upon or in respect of such property or asset (or upon or in respect of any income or profits therefrom), in each case, whether the same is consensual or nonconsensual or arises by contract, operation of law, legal process or otherwise. For this purpose, a Person shall be deemed to own subject to a "Lien" any property or asset that it has acquired or holds subject to the interest of a vendor or lessor under any conditional sale agreement, capitalized lease or other title retention agreement relating to such property or asset.

               (y)   "Material Adverse Effect" shall mean, a material adverse
                      -----------------------
effect on (a) the business, assets, operations or condition, financial or otherwise, of the Borrower and its Subsidiaries taken as a whole, or (b) the ability of the Borrower to perform any of its obligations under this Agreement or the Term Loan Note.

               (z)   "Maximum Permissible Rate" shall mean, with respect to
                      ------------------------
interest payable on any amount, the rate of interest on such amount that, if exceeded, could, under Applicable Law, result in (i) civil or criminal penalties being imposed on the Bank or (ii) the Bank's being unable to enforce payment of (or, if collected, retain) all or any part of such amount or the interest payable thereon.

               (aa)  "Person" shall mean any individual, sole proprietorship,
                      ------
corporation, partnership, trust, unincorporated association, mutual company, joint stock company, trade association or other business organization.

               (bb)  "Post-Default Rate" shall mean a rate of interest per annum
                      -----------------
equal to the Prime Rate as in effect from time to time plus two percent (2.0%) per annum.

               (cc)  "Prime Rate" shall mean the rate of interest per annum
                      ----------
publicly announced by Bank of Tokyo-Mitsubishi Trust Company ("BTMT") from time to time in the City of New York as its "prime rate", which rate of interest may not be the lowest or best rate of interest offered by BTMT at any given time to any class of borrowers.

               (dd)  "Regulations U and X" shall mean, respectively, Regulations
                      -------------------
U and X of the Board of Governors of the Federal Reserve System (or any successor), as the same may be amended or supplemented from time to time.

               (ee)  "Significant Subsidiary" shall mean, at any time, a
                      ----------------------
Subsidiary that as of such time, meets the definition of a "Significant Subsidiary" contained in Regulation S-X of the Securities and Exchange Commission as in effect on the date hereof.

               (ff)  "Subsidiary" shall mean, with respect to any Person, any
                      ----------
other Person (i) the securities of which having ordinary voting power to elect a majority of the board of directors (or other persons having similar functions) or (ii) the other ownership interests of which ordinarily constituting a majority voting interest, are at the time, directly or indirectly, owned or controlled by such first Person, or by one or more of its Subsidiaries, or by such first Person and one or more of its Subsidiaries; unless otherwise specified, "Subsidiary" means a Subsidiary of the Borrower.

               (gg)  "Tax" shall mean any Federal, State or foreign tax,
                      ---
assessment or other governmental charge or levy (including any withholding tax) upon a Person or upon its assets, revenues, income or profits; excluding in the case of the Bank, taxes imposed on its overall new income, and franchise taxes imposed on it in lieu of net income taxes, by the jurisdiction under the laws of which the Bank is organized or any political subdivision thereof, and taxes imposed on its overall new income, and franchise taxes imposed in lieu of net income taxes, by the jurisdiction of its applicable lending office or any political subdivision thereof.

               (hh)  "Term Loan" shall have the meaning provided for in Section
                      ---------
2.

               (ii)  "Term Loan Maturity Date" shall mean October 25, 2001.
                      -----------------------

               (jj)  "Term Loan Note" shall mean the Term Loan Promissory Note
                      --------------
provided for in Section 3 hereof and substantially in the form attached hereto as Exhibit A, duly executed and delivered by the Borrower.
   ---------

               (kk)  "Yen" and the symbol (Y) shall refer to the lawful currency
                      ---
of Japan.


         Section 2.   Principal Amount and Terms of the Credit.
                      ----------------------------------------

               The Bank agrees to extend to the Borrower, subject to the terms and conditions of this Agreement and in reliance upon the representations and warranties of the Borrower set forth in Section 10, a term loan in the principal amount of Eleven Billion Eight Hundred Nine Million Yen ((Y)11,809,000,000) (the "Term Loan") for the period and on the terms set forth herein and in the Notice of Borrowing delivered by the Borrower to the Bank substantially in the form of Exhibit C hereto.

         Section 3.   Term Loan Note.
                      --------------

               The Borrower shall execute and deliver to the Bank a Term Loan Promissory Note dated the date hereof and substantially in the form of Exhibit A
                                                                       ---------
hereto (the "Term Loan Note").

        Section 4.    Interest.
                      --------

                  (a) Rates of Interest. The Term Loan shall bear interest on
                      -----------------
the outstanding principal amount thereof at a rate per annum equal to the LIBOR Rate plus 0. 50%. If any part of the Term Loan or any other amount due and payable hereunder is not paid when due (whether at maturity, by reason of notice of prepayment or acceleration or otherwise), such unpaid amount shall bear, to the maximum extent permitted by Applicable Law, interest for each day during the period from the date such amount became so due until it shall be paid in full (whether before or after judgment) at a rate per annum equal to the applicable Post-Default Rate. Interest shall be computed on the basis of a year of 360 days (except it shall be computed on the basis of a year of 365 days if the Post-Default Rate is applicable) and paid for the actual number of days elapsed. Interest for any period shall be calculated from and including the first (1st) day thereof to but excluding the last day thereof. Nothing contained in this Agreement or in the Term Loan Note shall require the Borrower at any time to pay interest at a rate exceeding the Maximum Permissible Rate.

                  (b) Payment. Accrued interest shall be due and payable (i) on
                      -------
each Interest Payment Date and (ii) when the outstanding balance of the Term Loan shall be due (whether at maturity, by reason of notice of prepayment or acceleration or otherwise). Interest at the Post-Default Rate shall be payable on demand.

        Section 5.    Repayment The principal amount of the Term Loan shall be
                      ---------
due and payable, and shall be repaid by the Borrower in Yen on the Term Loan Maturity Date.

        Section 6.    Prepayments Permitted. Subject to Section 8 below, the
                      ---------------------
Borrower may prepay the Term Loan in whole or in part at any time upon 5 days prior written notice to the Bank.

        Section 7.    Payments by the Borrower.
                      ------------------------

                  (a) Time, Place and Manner.  All payments due to the Bank
                      ----------------------
under this Agreement should be wire transferred in immediately available funds to the following account of the Bank in accordance with the following instructions:

                  Pay to: The Bank of Tokyo-Mitsubishi, Ltd. - Tokyo, Japan, Swift code: BOTKJPJT, Favor of: Bank of Tokyo-Mitsubishi Trust Company - New York Account No. 653-0410608, Reference:
                  International Flavors & Fragrances

or to such other account as the Bank may designate upon 4 days prior written notice to the Borrower. A payment shall not be deemed to have been made on any day unless such payment has been received in the required account in Yen and in funds immediately available, no later than 12:00 noon ( Tokyo time) on such day.

                  (b)   No Reductions. All payments due to the Bank under this
                        -------------
Agreement shall be made by the Borrower without any reduction or deduction whatsoever, including any reduction or deduction for any set-off, recoupment, counterclaim (whether sounding in tort, contract or otherwise) or Tax, except for any withholding or deduction for Taxes required to be withheld or deducted under Applicable Law.

                  (c)   Taxes. If any Tax coming into effect after the date of
                        -----
this Agreement is required to be withheld or deducted from, or is otherwise payable by the Borrower in connection with, any payment due to the Bank under this Agreement, the Borrower (i) shall, if required, withhold or deduct the amount of such Tax from such payment and, in any case, pay such Tax to the appropriate taxing authority in accordance with Applicable Law and (ii) shall pay to the Bank such additional amounts as may be necessary so that the net amount received by the Bank with respect to such payment, after withholding or deducting all Taxes required to be withheld or deducted, is equal to the full amount payable under this Agreement.

                  (d)   Modification of Payment Dates. Unless otherwise
                        -----------------------------
specified in this Agreement, whenever any payment to the Bank under this Agreement shall be due (otherwise than by reason of acceleration) on a day that is not a Business Day, the date of payment thereof shall be the immediately succeeding Business Day; provided, that, if such immediately succeeding Business
                         --------  ----
Day shall fall in the next calendar month, then the date of payment thereof shall be the immediately preceding Business Day.

                  Section 8.   Funding Losses
                               --------------

                               The Borrower shall pay to the Bank, upon request,
such amounts as the Bank reasonably determines are necessary to compensate it for any loss, cost or expense whatsoever other than loss of anticipated profits incurred by it as a result of (i) any payment of principal or interest due on the Term Loan on a date other than the Term Loan Maturity Date or an Interest Payment Date, as the case may be (by reason of the occurrence of an Event of Default or otherwise), or (ii) any failure of the Borrower to borrow the Term Loan on the Borrowing Date.

                  Section 9.   Evidence of Indebtedness. The Term Loan and the
                               ------------------------
Borrower's obligation to repay the Term Loan with interest in accordance with the terms of this Agreement shall be evidenced by this Agreement, the records of the Bank and the Term Loan Note. The records of the Bank shall be binding and conclusive evidence of the Term Loan and all payments made in respect thereof absent manifest error.

                  Section 10.  Representations and Warranties of the Borrower.
                               ----------------------------------------------
In order to induce the Bank to enter into this Agreement and to make the Term Loan, the Borrower hereby represents and warrants the following to the Bank as of the Agreement Date:

                  (a) The Borrower (i) has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of New York and (ii) has the requisite corporate power and authority to execute and deliver this Agreement and the Term Loan Note, to perform its obligations hereunder and thereunder and to own its properties and conduct its business as currently owned and conducted.

                  (b) The Borrower is not in violation of its by-laws or certificate of incorporation or in default in the performance or observance of any material obligation, agreement, covenant or condition contained in any material contract, indenture, mortgage, loan agreement or lease to which the Borrower is a party or by which it may be bound which default would have a Material Adverse Effect. The execution and delivery of this Agreement and the Term Loan Note and the incurrence of the obligations and the consummation of the transactions herein and therein contemplated will not conflict with, or constitute a breach of or default under, the certificate of incorporation or by-laws of the Borrower or any material contractual restriction, instrument, indenture, mortgage, agreement or lease to which the Borrower is a party or by which it may be bound, or any law, administrative rule or regulation or court decree except for any conflict, breach or default that will not, either individually or in the aggregate, have a Material Adverse Effect.

                  (c) The copies of Borrower's certificate of incorporation and by-laws made available to the Bank are true and complete as of the date hereof.

                  (d) This Agreement has been duly authorized, executed and delivered by the Borrower and constitutes a legal, valid and binding obligation of the Borrower enforceable in accordance with its terms, except as the enforcement thereof may be limited by bankruptcy, insolvency or other similar laws relating to or affecting generally the enforcement of creditors' rights or by general equitable principles.

                  (e) The Term Loan Note has been duly authorized for execution and delivery as contemplated by this Agreement and, when executed and delivered, will constitute a legal, valid and binding obligation of the Borrower enforceable in accordance with its terms, except as enforcement thereof may be limited by bankruptcy, insolvency or other similar laws relating to or affecting generally the enforcement of creditors' rights or by general equitable principles.

                  (f) No consent, approval, authorization, order, registration or qualification of or with any court, any regulatory authority or other governmental agency or body of the State of New York or the United States of America is required for the execution or delivery of this Agreement or the Term Loan Note by the Borrower.

                  (g) The execution of this Agreement and the Term Loan Note and the Borrower's exercise of its rights and performance of its obligations hereunder and thereunder will not result in the existence of, nor oblige the Borrower to create, any Lien or other encumbrance over all or any of its present or future revenues or assets.

        (h) The Borrower has delivered to the Bank a copy of the consolidated balance sheet of the Borrower and its Subsidiaries for the fiscal year of the Borrower ended December 31, 2000, and the related consolidated statements of income, stockholders' equity and cash flows of the Borrower and its Subsidiaries for such year, setting forth in each case in comparative form the corresponding figures for the preceding fiscal year and accompanied by an opinion of independent public accountants of recognized national standing stating that such financial statements present fairly, in all material respects, the consolidated financial position and results of operations of the Borrower and its Subsidiaries as of the end of, and for, such fiscal year (collectively, the "Financial Statements"). All such Financial Statements were prepared in
     --------------------
accordance with GAAP, consistently applied, except as otherwise noted and present fairly, in all material respects, the consolidated financial position and the results of operations of the Borrower and its Subsidiaries in accordance with GAAP, consistently applied as at the end of, and for, the respective periods covered thereby.

        (i) The obligations of the Borrower hereunder and under the Term Loan Note rank at least pari passu in priority of payment with all of its other
                        ---- -----
unsecured senior Indebtedness.

        (j) No event of default has occurred and is continuing and no condition exists which constitutes a Default or an Event of Default.

        (k) (i) None of the Borrower or its Subsidiaries is engaged principally, or as one if its important activities, in the business of extending credit for the purpose of purchasing or carrying margin stock (as defined in Regulation U).

                  (ii) No part of the proceeds of the Term Loan Note will be used, whether directly or indirectly, and whether immediately, incidentally, or ultimately, for any purpose which entails a violation of, or which is inconsistent with, the provisions of Regulations U and X as in effect on the date hereof and all official rulings and interpretations thereunder or thereof.

        (l) The Borrower is not an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

     Section 11.  Conditions Precedent.
                  --------------------

             The obligation of the Bank to make the Term Loan is subject to its receipt, in form and substance satisfactory to the Bank, of duly executed originals of the Term Loan Note, this Agreement, and corporate resolutions from the Borrower indicating the Borrower's authority to borrow from the Bank.

     Section 12.  Covenants of the Borrower.  From the date  hereof and until
                  -------------------------
all amounts due hereunder are indefeasibly repaid in full:

             (a) The Borrower will: (i) obtain promptly at any time and from time to time and will maintain such licenses, consents, registrations and authorizations as may be required under Applicable Law to enable the Borrower to perform its obligations under this Agreement and the Term Loan Note and will promptly furnish the Bank with such evidence thereof as the Bank may reasonably request from time to time; (ii) preserve and maintain its corporate existence.

               (b) The Borrower will compensate the Bank for any loss, cost or expense resulting from any change in law or regulation resulting in the imposition by any government, governmental or regulatory agency or authority or court of reserve requirements, additional reserve requirements, special deposit requirements, capital adequacy requirements, insurance charges, taxes or other assessments or charges (whether or not having the force of law) (other than any Tax on the overall net income of the Bank or of the branch from which it is maintaining the Term Loan) with respect to the Term Loan or Term Loan Note (or with respect to any deposits or other funds acquired to fund the Term Loan), the result of which shall be to (A) increase the cost to the Bank of the Term Loan or the transactions contemplated hereunder or (B) reduce the amount of any sum received or receivable by the Bank with respect to the Term Loan or the return to be earned by the Bank on the Term Loan.

               (c) The Borrower agrees that the Term Loan, this Agreement and the Term Loan Note will at all times constitute the direct, binding and enforceable obligations of the Borrower, enforceable in accordance with its terms, except as the enforcement thereof may be limited by bankruptcy, insolvency or other similar laws relating to or affecting generally the enforcement of creditors' rights or by general equitable principles.

               (d) The Borrower will use the proceeds of the Term Loan for general business purposes. None of the proceeds of the Term Loan shall be used to purchase or carry, or to reduce or retire or refinance any credit incurred to purchase or carry, any margin stock (within the meaning of Regulations U and X of the Board of Governors of the Federal Reserve System) or to extend credit to others for the purpose of purchasing or carrying any margin stock.

               (e) So long as this Term Loan shall remain unpaid the Borrower will maintain a ratio of Debt for Borrowed Money to EBITDA for the period of four fiscal quarters then ended of not more than 3.25:1.0.

       Section 13.  Events of Default.
                    -----------------

               If any of the following events (each individually referred to herein as an "Event of Default") shall occur:

               (a) the Borrower shall fail to pay any interest within 3 Business Days of the due date thereof, the principal when due or any other amount within 10 days after the date when due hereunder or under the Term Loan Note (other than interest or principal); or

               (b) the Borrower shall fail to perform any of its other obligations under this Agreement and such failure shall not be remedied within fifteen (15) Business Days after notice thereof; or

               (c) any representation or warranty of the Borrower contained herein or in any certificate or document furnished to the Bank pursuant hereto shall prove to be incorrect or misleading in any material respect when made; or

               (d) the Borrower: (i) shall admit in writing its inability to, or be generally unable to, pay its debts as such debts become due, (ii) shall apply for or consent to the appointment of, or the taking of possession by, a receiver, custodian, trustee or liquidator of itself or of all or a substantial part of its property, (iii) make a general assignment for the benefit of its creditors, (iv) commence a voluntary case under the Bankruptcy Code, (v) file a petition seeking to take advantage of any other law relating to bankruptcy, insolvency, reorganization, winding-up, or composition or readjustment of debts,
(vi) fail to controvert in a timely and appropriate manner, or acquiesce in writing to, any petition filed against it in an involuntary case, under the Bankruptcy Code, or (vii) take any corporate action for the purpose of effecting any of the foregoing; or

               (e) a proceeding or case shall be commenced, without the application or consent of the Borrower or any Significant Subsidiary, in any court of competent jurisdiction, seeking (i) its liquidation, reorganization, dissolution or winding-up, or the composition or readjustment of its debts, (ii) the appointment of a trustee, receiver, custodian, liquidator or the like of the Borrower or such Significant Subsidiary or of all or any substantial part of its assets, or (iii) similar relief in respect of the Borrower or such Significant Subsidiary under any law relating to bankruptcy, insolvency, reorganization, winding-up, or composition or adjustment of debts, and such proceeding or case shall continue undismissed, or an order, judgment or decree, approving or ordering any of the foregoing shall be entered and continue unstayed in effect, for a period of 60 days; or an order for relief against the Borrower or such Significant Subsidiary shall be entered in an involuntary case under the Bankruptcy Code;

               (f) any authorization, consent, approval, registration or license now or hereafter necessary to enable the Borrower to comply with its obligations hereunder or under the Term Loan Note shall be revoked, withdrawn or withheld; or

               (g) Borrower shall fail to make payment of any Indebtedness having an aggregate principal amount outstanding at maturity of $50,000,000 or more when due and payable after the expiration of any applicable grace period, or

               (h) any event or condition shall occur which results in the acceleration of the maturity of any Indebtedness of the Borrower having an aggregate principal amount outstanding at maturity of $50,000,000 or more.

          THEREUPON, in any case, for so long as the same shall be continuing, the Bank may by notice to the Borrower decline to make the Term Loan or declare any and all amounts of principal outstanding under the Term Loan and the Term Loan Note to be forthwith due and payable together with accrued interest and any and all other amounts payable or owing hereunder, whereupon the same shall become forthwith due and payable, without further demand, presentment, notice of dishonor, protest, notice of protest or other notice whatsoever, all of which are expressly waived by the Borrower. Upon the occurrence of an Event of Default specified in Sections 13(e) or 13(f), automatically and without any notice of any kind to the Borrower, the principal and interest of the Term Loan and the Term Loan Note and all other amounts owing under this Agreement shall be due and payable immediately to the Bank.

  Section 14.       Illegality.
                    ----------

          If, after the date of this Agreement, the adoption of any Applicable Law, any change therein or any change in the interpretation or administration thereof by any government, governmental agency or authority, court, tribunal, central bank or other comparable body charged with the interpretation or administration thereof or compliance by the Bank with any interpretation, request, guideline or directive (whether or not having the force of law) of any such government, governmental agency or authority, court, tribunal, central bank or other comparable body shall make it unlawful or impossible for the Bank to maintain the Term Loan, then the Bank shall so notify the Borrower in writing and the Term Loan shall become due and payable immediately upon the Borrower's receipt of such notice.

  Section 15.       Governing Law.
                    -------------

          This Agreement shall be governed by, and construed in accordance with, the internal laws of the State of New York without regard to conflicts of law principles. Each party irrevocably agrees that any Credit Agreement Related Claim may be brought in any Federal or New York State Court located in the City of New York and, by the execution and delivery of this Agreement, each party hereby irrevocably accepts and submits to the jurisdiction of each of the aforesaid courts in personam, generally and unconditionally, with respect to any
                 -----------
such action or proceedings for itself. Each party hereby also irrevocably waives, to the fullest extent permitted by law, any objection which it may now or hereafter have to the laying of venue of any such action or proceeding brought in any such court and any claim that any such action or proceeding brought in such court has been brought in an inconvenient forum. For the purposes of any Credit Agreement Related Claim instituted in such courts and the service of process relating thereto, each party hereby irrevocably agrees at all times to either maintain an office in the City of New York or to designate an authorized agent with an office in the City of New York on whom process may be served for and on behalf of such party. Each party also irrevocably agrees to take any and all action (including payment of the fees and expenses of such agent) necessary to continue such designation in full force and effect and to advise the other party of any change of address of such agent. Should such agent become unavailable for this purpose for any reason, such party agrees forthwith irrevocably to designate an agent within the City of New York which shall irrevocably agree to act as such with the powers and for the purposes specified herein.

Each party irrevocably waives, in any legal action or proceeding in any jurisdiction (whether for an injunction, specific performance, damages or otherwise), any right or claim of immunity of any kind with respect to itself or its assets including, without limitation, from attachment or execution of judgment, and such party irrevocably agrees that it and its assets are and shall be subject to any legal action or proceeding, attachment or execution in respect to its obligations under this Agreement and the Term Loan Note. EACH PARTY HEREBY WAIVES TRIAL BY JURY IN ANY JUDICIAL PROCEEDING TO WHICH THEY ARE BOTH PARTIES INVOLVING ANY CREDIT AGREEMENT RELATED CLAIM.

  Section 16.       Miscellaneous.
                    -------------

          (a) The Borrower shall, on demand, pay or reimburse the Bank for all reasonable fees, costs and expenses (including reasonable fees and disbursements of legal counsel and other experts retained by the Bank) incurred, and all payments made, and indemnify and hold the Bank harmless from and against all losses suffered, by the Bank in connection with, arising out of, or in any way related to (i) (A) the enforcement by the Bank of any of its rights under or related to this Agreement or the Term Loan Note or (B) protecting, preserving, exercising or enforcing any of the rights of the Bank under or related to this Agreement or the Term Loan Note, except that the foregoing indemnity shall not be applicable to any loss suffered by the Bank to the extent such loss is determined by a judgment of a court referred to in the second sentence of
Section 15 hereof that is binding on the Borrower and the Bank, final and not subject to review on appeal, to be the result of acts or omissions on the part of the Bank constituting (x) willful misconduct or (y) gross negligence.

          (b) Any notice or communication required to be delivered under this Agreement (the "Notices") shall be in writing and shall be sent by registered or certified U.S. mail (postage prepaid and return receipt requested), by a reliable hand-delivery or overnight courier service or by telecopier (if by telecopier, to be confirmed immediately by sending the original documentation by registered or certified U.S. mail or by a reliable hand-delivery or overnight courier service). Notwithstanding the foregoing sentence, Notices may be given by telephone if confirmed in writing within twenty-four (24) hours by sending a written version thereof by any of the foregoing permitted methods of giving notice hereunder. In the event of a discrepancy between any telephonic Notice and any written confirmation thereof, such written confirmation shall be deemed effective notice except to the extent that either party has acted in reliance on such telephonic Notice. All Notices shall be delivered or otherwise conveyed to the parties at their respective addresses and telephone and telecopier numbers as follows: (i) if to the Borrower, 521 West 57/th/ Street, New York, New York 10019 Attention: Treasurer, with a copy (which shall not constitute notice) to the Corporate Secretary
Telephone: (212) 708-7291, Telecopier: (212) 708-7191 and (ii) if to the Bank, BTM Information Services, Inc., C/O The Bank of Tokyo-Mitsubishi, Ltd., NY Branch, 1251 Avenue of the Americas, 12/th/ Floor, New York, New York, 10020-1104 Attention: Mr Rolando Uy, AVP, Loan Operations Dept., Telephone:
(201) 413-8570, Telecopier: (201) 521-2304. Except as otherwise expressly set forth herein, all Notices shall be effective as against the Bank and the Borrower only upon the receipt thereof.

          (c) No modification or waiver of any provision of this Agreement or the Term Loan Note shall in any event be effective unless the same shall be in writing and signed by the parties hereto, and then in each such event such waiver or consent shall be effective only in the specific instance and for the purpose for which given. No notice to or demand on the Borrower in any case shall, of itself, entitle the Borrower to any other or further notice or demand in similar or other circumstances.

          (d) The terms and provisions of this Agreement and the Term Loan Note shall be binding upon, and the benefits thereof shall inure to, the parties hereto and their respective successors and assigns; provided, however, that the
                                                    --------  -------
Borrower shall not assign any interest in this Agreement, the Term Loan Note, the Term Loan or any of the Borrower's rights, duties or obligations hereunder or thereunder without the prior written consent of the Bank. With the prior written consent of the Borrower, the Bank may assign or otherwise transfer this Agreement, the Term Loan Note or the Term Loan and, with such prior written consent, may grant or assign to any person any participation interest in this Agreement, the Term Loan Note or the Term Loan.

          (e) No delay or omission to exercise any right, power, or remedy accruing to the Bank upon any breach or default of the Borrower under this Agreement or any instrument or agreement required hereunder shall impair any such right, power, or remedy of the Bank, nor shall it be considered to be a waiver of any such breach or default, or an acquiescence therein, or of or in any similar breach or default thereafter occurring; and no waiver by the Bank of any single breach or default shall be deemed a waiver of any other breach or default theretofore and thereafter occurring. Any waiver, permit, consent, or approval of any kind or character on the part of the Bank of any breach or default under this Agreement or the Term Loan Note or any waiver on the part of the Bank of any provision or condition of this Agreement or the Term Loan Note must be in writing. No remedy herein conferred upon the Bank is intended to be exclusive of any other remedy and each and every such remedy either under this Agreement, the Term Loan Note or by law or otherwise afforded to the Bank, shall be cumulative and not alternative and shall be in addition to every other remedy given hereunder or now or hereafter existing at law or in equity or by statute or otherwise.

          (f) Nothing in this Agreement shall be deemed a waiver or prohibition of the Bank's rights of banker's lien or setoff.

          (g) This Agreement may be executed in any number of counterparts and on separate counterparts, each of which shall be deemed to be an original and but all of which taken together shall constitute one and the same Agreement.

         IN WITNESS WHEREOF, the Borrower and the Bank, acting through their duly authorized representatives, have caused this Credit Agreement to be duly executed in duplicate counterparts in the English language and signed in their respective names as of the day and year first above written.

                                       INTERNATIONAL FLAVORS & FRAGRANCES, INC.


                                       By:          /s/ Stephen A. Block
                                          ------------------------------------
                                       Name:  Stephen A. Block
                                       Title: Senior Vice President

                                       BANK OF TOKYO-MITSUBISHI TRUST COMPANY

                                       By:          /s/ Jeffrey Millar
                                          ------------------------------------
                                       Name:  Jeffrey Millar
                                       Title: Vice President

                                  Exhibit A to
                                Credit Agreement

                            TERM LOAN PROMISSORY NOTE

(Y)11,809,000,000                                          New York, New York
-----------------
                                                           September __, 2001

         FOR VALUE RECEIVED, the undersigned INTERNATIONAL FLAVORS & FRAGRANCES, INC. a corporation duly organized and existing under the laws of the State of New York (the "Borrower"), by this term loan promissory note (this "Note"), unconditionally promises to pay to the order of BANK OF TOKYO-MITSUBISHI TRUST COMPANY a trust company organized under the laws of the State of New York, (the "Bank") having an office at 1251 Avenue of the Americas, 12th Floor, New York, New York 10020, the principal sum of Eleven Billion Eight Hundred Nine Million Yen ((Y)11,809,000,000) in immediately available funds in accordance with the terms of the Credit Agreement described below.

         The Borrower shall pay interest from the date hereof on the unpaid principal amount outstanding hereunder from time to time in like money at the per annum rates set forth in the Credit Agreement. Interest accrued hereon shall be payable on each respective Interest Payment Date. Interest shall be computed on the basis of a year of 360 days (except it shall be computed on the basis of a year of 365 days if the Post-Default Rate is applicable) and the actual number of days elapsed.

         This Note is issued pursuant to, and evidences the Term Loan made under, the terms of that certain Credit Agreement dated as of the date hereof between the Borrower and the Bank, as the same may be amended from time to time (the "Credit Agreement"). Capitalized, defined terms not defined herein shall have the meanings ascribed to them in the Credit Agreement. The holder hereof is entitled to the full benefit of all of the provisions thereof including, without limitation, the provisions for acceleration and maturity of the Term Loan.

         Notwithstanding the foregoing, any principal of or interest on the Term Loan which is not paid when due (whether by acceleration or otherwise) shall bear interest from the date of such Event of Default to the date of actual payment (before as well as after judgment) at the Post-Default Rate. In any event the rate of interest under this Note shall not at any time exceed the Maximum Permissible Rate.

         Both principal and interest shall be payable in Yen in immediately available funds to the following account of the Bank in accordance with the following instructions:

         Pay to: The Bank of Tokyo-Mitsubishi, Ltd. - Tokyo, Japan, Swift code:
         BOTKJPJT Favor of: Bank of Tokyo-Mitsubishi Trust Company - New York, Account No. 653-0410608, Reference: International Flavors & Fragrances, Inc.

         or to such other account as the Bank may designate upon 4 days prior written notice to the Borrower.

         Presentment, demand, protest, notice of dishonor and other notice of any kind are hereby expressly waived.

         This Note is deemed to be a contract under the laws of the State of New York, and for all purposes shall be governed by, and construed in accordance with, the internal laws of said jurisdiction without regard to conflicts of law principles.

         IN WITNESS WHEREOF, the undersigned corporation has caused this Note to be duly executed and delivered on its behalf on the date first above written.

                                            INTERNATIONAL FLAVORS &
                                            FRAGRANCES, INC.

                                            By:_______________________________
                                            Name:
                                            Title:

                                  Exhibit B to
                                Credit Agreement

                      Form of Opinion of Borrower's Counsel

                                  Exhibit C to
                                Credit Agreement

                               Notice of Borrowing

September        , 2001
Bank of Tokyo-Mitsubishi Trust Company
1251 Avenue of the Americas
New York, New York 10020-1104

Attention: Mr Rolando Uy

Ladies and Gentlemen:

         The undersigned, International Flavors & Fragrances, Inc., refers to the Credit Agreement, dated as of September 2001 (said Agreement as it may be amended, modified or supplemented from time to time, being the "Credit Agreement", the terms defined therein being used herein as therein defined), between the undersigned and Bank of Tokyo-Mitsubishi Trust Company as Bank, and hereby gives you notice, irrevocably, pursuant to Section 2 of the Credit Agreement that the undersigned hereby requests a Term Loan under the Credit Agreement, and in that connection sets forth below the information relating to such Term Loan (the "Proposed Borrowing") as required by the Credit Agreement:

         (i)    The Borrowing Date  of the Proposed Borrowing is September  27,
                2001.

         (ii)   The Term Loan Maturity Date is  October 25 , 2001.

         (iii)  The aggregate amount of the Proposed Borrowing is:
                (Y)11,809,000,000.

         The undersigned Authorized Representative of Borrower hereby certifies that, each of the following statements is true, and will be true on the date of the Proposed Borrowing:

         (a)    the representations and warranties of Borrower contained in
Section 10 of the Credit Agreement are true and correct in all material respects on and as of the date of the Proposed Borrowing, before and after giving effect to the Proposed Borrowing, and to the application of the proceeds therefrom, as though made on and as of such date (except to the extent that such representations and warranties relate to an earlier date, which representations and warranties were correct in all material respects on and as of such earlier date); and

         (b) no event has occurred and is continuing, or would result from such Proposed Borrowing or from the application of the proceeds therefrom, which constitutes an Event of Default under the Credit Agreement or would constitute an Event of Default thereunder but for the requirement that notice be given or time elapse or both.

                                    Very truly yours,

                                    INTERNATIONAL FLAVORS & FRAGRANCES INC.


                                    By:____________________
                                       Name:
                                       Title: